UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of report (Date of earliest event reported) December 3, 2007

THE FIRST AMERICAN CORPORATION

(Exact Name of the Registrant as Specified in Charter)

California	001-13585	95-1068610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 First American Way, Santa Ana, California	92707-5913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (714) 250-3000

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On December 3, 2007, The First American Corporation (the “Company”) received an updated consent from its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), to the incorporation by reference into the Company’s prior registration statements of PwC’s report, dated March 1, 2007, contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. The consent originally filed with the Annual Report did not refer to the Company’s registration statements on Form S-3 or Form S-4. A copy of the updated consent, which references the Company’s outstanding registration statements on Form S-3 and S-4, as well as the other registration statements previously referenced in the original consent, is attached as Exhibit 23.1 hereto.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

23.1	Consent of PricewaterhouseCoopers LLP dated December 3, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE FIRST AMERICAN CORPORATION

Date:	December 3, 2007	By:	/s/ Kenneth D. DeGiorgio
			Name:	Kenneth D. DeGiorgio
			Title:	Senior Vice President and General Counsel